                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of November 1, 1995 95-9 between the Company and First Star Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1995 to November 30, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of December, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/ Phyllis A. Knight
                                  -----------------------------
                                    Phyllis A. Knight
                                    Assistant Vice President and
Assistant Controller

                       GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.90%, 6.00%, 6.20%,   6.45%,
                                 6.80%. 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-9
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1995

                                       CUSIP#'S  393505-JY9,JZ6,KA9,KB7,KC5,KD3
                                       TRUST ACCOUNT #80-4020400
                                       REMITTANCE DATE:  12/15/95

                                                   Total $       Per $1,000
                                                   Amount         Original
                                                -------------    ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                             $4,825,100.88

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                           0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                                0.00

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(5.90%)           5.90%
          b. Class A-1 Interest                    223,380.56    4.75277787
          c. Class A-2 Remittance Rate(6.00%)           6.00%
          d. Class A-2 Interest                    304,500.00    4.83333333
          e. Class A-3 Remittance Rate(6.20%)           6.20%
          f. Class A-3 Interest                    199,777.78    4.99444450
          g. Class A-4 Remittance Rate(6.45%)           6.45%
          h. Class A-4 Interest                    176,658.33    5.19583324
          i. Class A-5 Remittance Rate(6.80%)           6.80%
          j. Class A-5 Interest                    323,188.89    5.47777780
          k. Class A-6 Remittance Rate
              (7.30%,unless Weighted Average
              Contract Rate is below 7.30%)             7.30%
          l. Class A-6 Interest                    517,488.89    5.88055557

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                    .00           .00

     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                    .00           .00

B.   Principal
     (5) Formula Principal Distribution
          Amount                                 2,681,746.83           N/A
         a. Scheduled Principal                    357,838.15           N/A
         b. Principal Prepayments                2,323,908.68           N/A
         c. Liquidated Contracts                          .00           N/A
         d. Repurchases                                   .00           N/A


                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.90%, 6.00%, 6.20%,
                              6.45%, 6.80%, 7.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-9
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1995

                           CUSIP#'S    393505-JY9,JZ6,KA9,KB7,KC5,KD3
                           TRUST ACCOUNT #80-4020400
                           REMITTANCE DATE:  12/15/95



  (6)  Pool Scheduled Principal
       Balance                             396,114,897.17      993.27540271
 (6a)  Pool Factor                              .99327540

  (7)  Unpaid Class A Principal Shortfall
       (if any) following prior Remittance
       date                                           .00

  (8)  Class A Percentage for such Remittance
       Date                                         92.00%

  (9)  Class A Percentage for the following
       Remittance Date                              91.95%

 (10)  Class A Principal Distribution:
       a. Class A-1                          2,681,746.83       57.05844319
       b. Class A-2                                   .00               .00
       c. Class A-3                                   .00               .00
       d. Class A-4                                   .00               .00
       e. Class A-5                                   .00               .00
       f. Class A-6                                   .00               .00

 (11)  Class A-1 Principal Balance          44,318,253.17      942.94155681
(11a)  Class A-1 Pool Factor                    .94294156

 (12)  Class A-2 Principal Balance          63,000,000.00      1000.0000000
(12a)  Class A-2 Pool Factor                   1.00000000

 (13)  Class A-3 Principal Balance          40,000,000.00      1000.0000000
(13a)  Class A-3 Pool Factor                   1.00000000

 (14)  Class A-4 Principal Balance          34,000,000.00      1000.0000000
(14a)  Class A-4 Pool Factor                   1.00000000

 (15)  Class A-5 Principal Balance          59,000,000.00      1000.0000000
(15a)  Class A-5 Pool Factor                   1.00000000

 (16)  Class A-6 Principal Balance          88,000,000.00      1000.0000000
(16a)  Class A-6 Pool Factor                   1.00000000

 (17)  Unpaid Class A Principal Shortfall
       (if any) following current Remittance
       Date                                           .00

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.90%, 6.00%, 6.20%,
                              6.45%, 6.80%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-9
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1995

                              CUSIP#'S    393505-JY9,JZ6,KA9,KB7,KC5,KD3
                              TRUST ACCOUNT #80-4020400
                              REMITTANCE DATE:  12/15/95




C.     Aggregate Scheduled Balances and Number of Delinquent
       Contracts as of Determination Date

 (18)  31-59 days                                 148,886.20           4

 (19)  60 days or more                                     0           0

 (20)  Current Month Repossessions                         0           0

 (21)  Repossession Inventory                              0           0

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in December, 1999)

 (22)  Average Sixty-Day Delinquency Ratio Test

       (a) Sixty-Day Delinquency Ratio for current
           Remittance Date                                           .00%

       (b) Average Sixty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 3.5%)                              .00%

 (23)  Average Thirty-Day Delinquency Ratio Test

       (a) Thirty-Day Delinquency Ratio for current
           Remittance Date                                           .04%

       (b) Average Thirty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 5.5%)                              .01%

 (24)  Cumulative Realized Losses Test

       (a) Cumulative Realized Losses for the current Remittance
           Date (as a percentage of Cut-off Date Pool Principal
           Balance; may not exceed 5.5% from December 1, 1999 to
           November 30, 2000, 6.5% from December 1, 2000 to
           November 30, 2001, 8.5% from December 1, 2001 to
           November 30, 2002 and 9.5% thereafter)                      0%

 (25)  Current Realized Losses Test

       (a) Current Realized Losses for current Remittance
           Date                                                        0


                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.90%, 6.00%, 6.20%,
                              6.45%, 6.80%, 7.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-9
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1995

                            CUSIP#'S  393505-JY9,JZ6,KA9,KB7,KC5,KD3
                            TRUST ACCOUNT #80-4020400
                            REMITTANCE DATE:  12/15/95

       (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
           may not exceed 2.25%)                                       0%

 (26)  Class M-1 Principal Balance Test

       (a) Pool Scheduled Principal Balance as of preceding Remittance Date divided by sum of Class M-1 Principal Balance and
           Class B Principal Balance (before distributions on current
           Remittance Date; must equal or exceed 25.5%)            17.00%

 (27)  Class B Principal Balance Test

       (a) Class B Principal Balance (before any distributions
           on current Remittance Date) divided by pool Scheduled
           Principal Balance for prior Remittance date (must
           equal or exceed 14.25%) and the Class B Principal
           Balance as of such Remittance Date is greater than
           or equal to $                                            8.00%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.20%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-9
                             CLASS M1 CERTIFICATES
                                 MONTHLY REPORT      CUSIP#'S 393505-KE1
                                 November, 1995      TRUST ACCOUNT #80-4020400
                                     Page 5          REMITTANCE DATE:  12/15/95



                                                Total $         Per $1,000
                                                 Amount          Original
                                               ---------       ------------
CLASS M1 CERTIFICATES
---------------------
 (28)  Amount available (including Monthly
       Servicing Fee)                         398,359.44

A.     Interest
 (29)  Aggregate interest
       a. Class M-1 Remittance Rate (7.20%,
           unless Weighted Average Contract
           Rate is below 7.20%)                     7.20%
       b. Class M-1 Interest                  208,220.00         5.80000000

 (30)  Amount applied to Class M-1 Interest
       Deficiency Amount                             .00                  0

 (31)  Remaining unpaid Class M-1 Interest
       Deficiency Amount                             .00                  0

 (32)  Amount Applied to:
       a. Unpaid Class M-1 Interest Shortfall        .00                  0

 (33)  Remaining:
       a. Unpaid Class M-1 Interest Shortfall        .00                  0

B.     Principal
 (34)  Formula Principal Distribution Amount
       a. Scheduled Principal                        .00                N/A
       b. Principal Prepayments                      .00                N/A
       c. Liquidated Contracts                       .00                N/A
       d. Repurchases                                .00                N/A

 (35)  Class M-1 Principal Balance         35,900,000.00      1000.00000000
(35a)  Class M-1 Pool Factor                  1.00000000

 (36)  Class M-1 Percentage for such Remittance
       Date                                          .00%

 (37)  Class M-1 Percentage for the following
       Remittance Date                               .00%

 (38)  Class M-1 Principal Distribution:
       a. Class M-1 (current)                        .00         0.00000000
       b. Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                       .00

 (39)  Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance
       Date                                          .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.55%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-9
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                November, 1995       CUSIP#'S 393505-KF8,KG6
                                    Page 5           REMITTANCE DATE:  12/15/95


                                                Total $          Per $1,000
                                                 Amount           Original
                                               ---------        ------------
Class B1 Certificates
---------------------
  (1)  Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including
       Monthly Servicing Fee)                 190,139.44

  (2)  Class B-1 Remittance Rate (7.25%
       unless Weighted Average Contract
       Rate is below 7.25%)                         7.25%

  (3)  Aggregate Class B1 Interest             93,142.63          5.84027774

  (4)  Amount applied to Unpaid Class
       B1 Interest Shortfall                         .00                 .00

  (5)  Remaining unpaid Class B1
       Interest Shortfall                            .00                 .00

  (6)  Amount applied to Class B1 Interest
       Deficiency Amount                             .00

  (7)  Remaining Unpaid Class B-1 Interest
       Deficiency Amount                             .00

  (8)  Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date      .00

 (8a)  Class B Percentage for such Remittance Date   .00

 (8b)  Class B Percentage for the following
       Remittance Date                               .00

  (9)  Current Principal (Class B Percentage of
       Formula Principal Distribution Amount)        .00

(10a)  Class B1 Principal Shortfall                  .00

(10b)  Unpaid Class B1 Principal Shortfall           .00

 (11)  Class B Principal Balance           31,896,644.00

 (12)  Class B1 Principal Balance          15,948,322.00

Class B2 Certificates
---------------------
 (13)  Remaining Amount Available              96,996.81

 (14)  Class B-2 Remittance Rate (7.55%
       unless Weighted Average Contract
       Rate is less than 7.55%)                     7.55%

 (15)  Aggregate Class B2 Interest             96,996.81          6.08194455



                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.55%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-9
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                November, 1995     CUSIP#'S 393505-KF8,KG6
                                    Page 5         REMITTANCE DATE:  12/15/95


                                                  Total $      Per $1,000
                                                  Amount        Original
                                                 ---------    ------------
 (16)  Amount applied to Unpaid Class
       B2 Interest Shortfall                           .00             .00

 (17)  Remaining Unpaid Class B2
       Interest Shortfall                              .00             .00

 (18)  Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance
       Date                                            .00

 (19)  Class B2 Principal Liquidation Loss Amount      .00

 (20)  Class B2 Principal (zero until Class
       B1 paid down; thereafter, Class B
       Percentage of Formula Principal
       Distribution Amount)                            .00

 (21)  Guarantee Payment                               .00

 (22)  Class B2 Principal Balance            15,948,322.00

 (23)  Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive at
       Amount Available if the Company or Green
       Tree Financial Corporation is not the
       Servicer; deducted from funds remaining
       after payment of Class A Distribution
       Amount, Class M-1 Distribution Amount,
       Class B-1 Distribution Amount and Class
       B-2 Distribution Amount; if the Company
       or Green Tree Financial Corporation
       is the Servicer)                                .00

 (24)  3% Guarantee Fee                                .00

 (25)  Class C Residual Payment                        .00

 (26)  Class M-1 Interest Deficiency on such
       Remittance Date                                 .00

 (27)  Class B-1 Interest Deficiency on such
       Remittance Date                                 .00

 (28)  Repossessed Contracts                           .00

 (29)  Repossessed Contracts Remaining
       in Inventory                                    .00

 (30)  Weighted Average Contract Rate             10.14825